Van Kampen Trust for Investment Grade Municipals
                          Item 77(O) 10F-3 Transactions
                       November 30, 2003 - April 30, 2004



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
 The City   03/18/     -     $111.1 $949,730  2,500,  0.263%   0.33
  of New      04               7      ,000      000             8%      Bear
  York -                                                             Stearns &
 General                                                              Co Inc,
Obligation                                                           Citigroup,
  Bonds,                                                               Morgan
  Fiscal                                                              Stanley,
   2004                                                                 UBS
 Series I                                                            Financial
                                                                      Services
                                                                      Inc, MR
                                                                       Beal &
                                                                      Company,
                                                                       First
                                                                       Albany
                                                                      Capital
                                                                        Inc,
                                                                      Goldman
                                                                      Sachs &
                                                                       Co, JP
                                                                      Morgan,
                                                                       Lehman
                                                                     Brothers,
                                                                      Merrill
                                                                      Lynch &
                                                                        Co,
                                                                     Ramirez &
                                                                      Co Inc,
                                                                     Roosevelt
                                                                      & Cross
                                                                     Incorporat
                                                                     ed, Advest
                                                                     Lebenthal,
                                                                     Apex Pryor
                                                                     Securities
                                                                       , CIBC
                                                                       World
                                                                      Markets,
                                                                      Commerce
                                                                      Capital
                                                                      Markets
                                                                      Inc, RBC
                                                                        Dain
                                                                      Rauscher
                                                                      Inc, AG
                                                                     Edwards &
                                                                     Sons Inc,
                                                                      Jackson
                                                                     Securities
                                                                      , Janney
                                                                     Montgomery
                                                                     Scott LLC,
                                                                     Legg Mason
                                                                        Wood
                                                                       Walker
                                                                     Incorporat
                                                                      ed, Loop
                                                                      Capital
                                                                      Markets
                                                                        LLC,
                                                                      Popular
                                                                     Securities
                                                                      , Prager
                                                                     Sealy & Co
                                                                        LLC,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                      Inc and
                                                                      Wachovia
                                                                        Bank
                                                                      National
                                                                     Associatio
                                                                         n